UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Annovis Bio, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Annovis Bio, Inc.

101 Lindenwood Drive, Suite 225
Malvern, PA 19355

April 29, 2024

To our Stockholders:

You are cordially invited to attend our 2024 Annual Meeting of Stockholders on Wednesday, June 12, 2024, at 10:00 a.m., Eastern Daylight Time (the “Annual Meeting”) to be held as a virtual meeting at www.viewproxy.com/AnnovisBio/2024/VM.

If you attend the Annual Meeting, you will be able to vote and submit questions during the meeting by using the Virtual Control Number we have provided to you with the Notice of Internet Availability of Proxy Materials. We are pleased to furnish proxy materials to stockholders primarily over the Internet. We will commence mailing to our stockholders on or about April  29, 2024, a Notice of Internet Availability of Proxy Materials containing instructions on how to access the electronic copies of our 2024 Proxy Statement and our 2024 Annual Report on Form 10-K (the “Annual Report”) and how to vote online. Internet distribution of our proxy materials expedites receipt by stockholders, lowers the cost of the Annual Meeting, and conserves natural resources. However, if you would prefer to receive paper copies of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you choose to receive your Annual Meeting materials by mail, the notice of the Annual Meeting, Proxy Statement, the Annual Report and proxy card from our Board of Directors will be enclosed.

Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting. Your vote is important, and we strongly urge all stockholders to vote their shares. For most items, including the election of directors, your shares will not be voted unless you provide voting instructions via the Internet or by returning a proxy card or voting instruction card. We encourage you to vote promptly, even if you plan to attend the Annual Meeting.

Best regards,

/s/ Maria Maccecchini
Maria Maccecchini,
President and Chief Executive Officer

Annovis Bio, Inc.

101 Lindenwood Drive, Suite 225
Malvern, PA 19355

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 12, 2024

To our Stockholders:

NOTICE IS HEREBY GIVEN that you are invited to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Annovis Bio, Inc. on Wednesday, June 12, 2024, at 10:00 a.m., ET. This year’s Annual Meeting will be held virtually at www.viewproxy.com/AnnovisBio/2024/VM.

At the Annual Meeting, shareholders will vote:

1.	To elect the five director nominees named in the accompanying Proxy Statement;

2.	To approve an amendment to the Annovis Bio, Inc. 2019 Equity Incentive Plan (the “Option Plan”);

3.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

4.	To transact such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors unanimously recommends that you vote “FOR” the election of all of the director nominees (Proposal 1), “FOR” the proposal to approve an amendment to the Annovis Bio, Inc. 2019 Equity Incentive Plan (Proposal 2), and “FOR” the proposal to ratify Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal 3).

The Board of Directors has fixed April 18, 2024, at the close of business, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

In accordance with Securities and Exchange Commission rules, we are furnishing these proxy materials and our 2023 Annual Report on Form 10-K via the Internet. On or about April 29, 2024, we mailed to stockholders as of the record date a notice with instructions on how to access our Annual Meeting materials and how to vote via the Internet, by mail or telephone.

By Order of the Board of Directors,

/s/ Maria Maccecchini
Maria Maccecchini,
President and Chief Executive Officer

Malvern, Pennsylvania

April 29, 2024

YOUR VOTE IS IMPORTANT

If your shares are held in a brokerage account or by another nominee record holder, please be sure to mark your voting choices on the voting instruction card that accompanies this Proxy Statement. If you fail to specify your voting instructions for the election of directors or the proposal to amend the 2019 Equity Incentive Plan, your shares will not be voted in the election of directors due to rules applicable to broker voting, or we may incur additional costs to solicit votes.

Annovis Bio, Inc.

101 Lindenwood Drive, Suite 225
Malvern, Pennsylvania 19355

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 12, 2024

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, JUNE 12, 2024: Copies of this Proxy Statement and the accompanying form of proxy card, and 2023 Annual Report on Form 10-K (the “Annual Report”) are available at www.AALvote.com/ANVS, using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials you received in the mail. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET: http://www.viewproxy.com/AnnovisBio/2024

2)	BY TELEPHONE: 877-777-2857

3)	BY E-MAIL*: requests@viewproxy.com

* If requesting materials by e-mail, please send a blank e-mail with your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.

This Proxy Statement and the accompanying proxy card, the foregoing Notice of Internet Availability of Proxy Materials and the Annual Report are intended to be sent or given to stockholders of Annovis Bio, Inc. (the “Company,” “Annovis,” “we,” “us” or “our”) on or about April 29, 2024, in connection with the solicitation of proxies on behalf of our Board of Directors (the “Board”) for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Wednesday, June 12, 2024, at 10:00 a.m., Eastern Daylight Time (EDT), virtually at www.viewproxy.com/AnnovisBio/2024/VM, and at any adjournment or postponement thereof.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING

Q: Why am I receiving these materials?

A: You have received these proxy materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares.

Pursuant to the “notice and access” rules adopted by the SEC, we have elected to provide stockholders access to our proxy materials over the Internet. Accordingly, we sent the Notice of Internet Availability of Proxy Materials to all of our stockholders as of the close of business on April 18, 2024 (the “Record Date”). The Notice of Internet Availability of Proxy Materials includes instructions on how to access our proxy materials over the internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice of Internet Availability of Proxy Materials, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

Q: What is included in these materials?

A: These materials include:

•	this Proxy Statement for the Annual Meeting;

•	a proxy card for the Annual Meeting; and

•	the Annual Report on Form 10-K.

Q: Who is entitled to vote?

A: Only stockholders of record as of the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting. During the ten days before the Annual Meeting, you may inspect a list of stockholders eligible to vote. If you would like to inspect the list, please call our Secretary at 484-875-3192 to arrange a visit to our offices. The list will also be available on request during the Annual Meeting.

Q: How many shares of common stock can vote?

A: There were 11,011,299 shares of common stock outstanding as of the Record Date. Each stockholder entitled to vote at the Annual Meeting may cast one vote for each share of common stock owned by such stockholder that has voting power upon each matter considered at the Annual Meeting. Our stockholders do not have the right to cumulate their votes in elections of directors.

Q: What may I vote on?

A: You may vote on the following matters:

1.	the election of five directors who have been nominated to serve on our Board;

2.	the approval of an amendment to the Company’s 2019 Equity Incentive Plan;

3.	the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024; and

4.	any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

Q: Will any other business be presented for action by stockholders at the Annual Meeting?

A: Management knows of no business that will be presented at the Annual Meeting other than Proposals 1, 2 and 3. If any other matter properly comes before the Annual Meeting, the persons named as proxies in the accompanying proxy card intend to vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their judgment on the matter.

Q: How does the Board recommend that I vote on each of the proposals?

A: The Board recommends a vote “FOR” each of the director nominees, “FOR” the approval of the amendment to the Company’s 2019 Equity Incentive Plan, and “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024.

Q: How do I vote my shares?

A: The answer depends on whether you own your shares of common stock of the Company directly (that is, you hold shares that show your name as the registered stockholder) or if your shares are held in a brokerage account or by another nominee holder.

If you own shares of the Company directly (i.e., you are a “registered stockholder”): your proxy is being solicited directly by us, and you can vote by Internet, by telephone, by mail or you can vote at our Annual Meeting. You are encouraged to vote prior to the Annual Meeting to ensure that your shares will be represented.

If you wish to vote by Internet, go to www.AALvote.com/ANVS and log in using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.

If you wish to vote by telephone, call 866-804-9616. Use any touch-tone telephone to vote your shares using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.

If you wish to vote by mail, please request a paper or e-mail copy of the materials, which will include a proxy card. You can request a paper or e-mail copy of the materials at no charge to you through one of the following methods:

1) BY INTERNET: http://www.viewproxy.com/AnnovisBio/2024

2) BY TELEPHONE: 877-777-2857

3) BY E-MAIL*: requests@viewproxy.com

* If requesting materials by e-mail, please send a blank e-mail with your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials.

If you sign your proxy card but do not indicate how you wish to vote, the proxies will vote your shares “FOR” each of the five director nominees, “FOR” the approval of the amendment to the 2019 Equity Incentive Plan and “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm, and, in their discretion, on any other matter that properly comes before the Annual Meeting. Unsigned proxy cards will not be counted.

If you wish to vote at the Annual Meeting, you will be able to vote your shares if you register to attend, and attend (virtually), the Annual Meeting pursuant to the instructions below.

If you hold your shares of the Company through a broker, bank or other nominee: a voting instruction card has been provided to you by your broker, bank or other nominee describing how to vote your shares. If you receive a voting instruction card, you can vote by completing and returning the voting instruction card. Please be sure to mark your voting choices on your voting instruction card before you return it. You may also be able to vote by telephone, via the Internet, or at the Annual Meeting, depending upon your voting instructions. Please refer to the instructions provided with your voting instruction card and see “What do I need to do to attend the Annual Meeting virtually?” below for information about voting in these ways. See also “What is the effect if I fail to give voting instructions to my broker or other nominee?” below.

Q: What do I need to do to attend the Annual Meeting virtually?

A: In order to attend our 2024 Annual Meeting live via the Internet, you must register at http://www.viewproxy.com/AnnovisBio/2024 by 11:59 p.m. EDT on June 11, 2024, using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a Virtual Control Number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.viewproxy.com/AnnovisBio/2024.

On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting at http://www.viewproxy.com/AnnovisBio/2024/VM by logging in using the password you received via e-mail in your registration confirmation. You are entitled to attend our Annual Meeting only if you were a stockholder as of the Record Date.

Q: Will I have the same participation rights in this virtual-only stockholder meeting as I would have at an in-person stockholder meeting?

A: Yes. If you register to attend, and attend, the Annual Meeting pursuant to the instructions above, you will be able to vote online during the Annual Meeting, change a vote you may have submitted previously, or ask questions online that will be reviewed and answered by the speakers. We have created and implemented the virtual format to facilitate stockholder attendance and participation by enabling stockholders to participate fully from any location, at no cost. You will, however, bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders, regardless of size, resources or physical location, to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and vote their shares electronically at the Annual Meeting.

Technical Difficulties: There will be technicians ready to assist you with any technical difficulties accessing the Annual Meeting live audio webcast. Please be sure to check in by 9:45 a.m. EDT on June 12, 2024, (15 minutes prior to the start of the meeting is recommended), so that any technical difficulties may be addressed before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

Q: What is a proxy?

A: A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Maria Maccecchini, Michael Hoffman, Claudine Bruck, Reid McCarthy and Mark White. They may act together or individually on your behalf and will have the authority to appoint a substitute to act as proxy. Whether or not you expect to attend the Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be voted.

Q: What is the effect if I fail to give voting instructions to my broker or other nominee?

A: If your shares are held by a broker or other nominee, you must provide your broker or nominee with instructions on how to vote your shares for Proposal 1 and Proposal 2 in order for your shares to be counted. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

Brokers, banks or other nominees that are member firms of the New York Stock Exchange (“NYSE”) and who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters such as Proposal 3; however, they will not have this discretionary authority with respect to non-routine matters, including Proposals 1 and 2. With respect to non-routine matters, if beneficial owners do not provide voting instructions, these are called “broker non-votes.”

In the event of a broker non-vote, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present but otherwise will not be counted. Thus, a broker non-vote or an abstention will make a quorum more readily obtainable, but a broker non-vote or an abstention will not otherwise affect the outcome of a vote on a proposal that requires a plurality of the votes cast, and a broker non-vote will not otherwise affect the outcome of a vote on a proposal that requires a majority of the votes cast. An abstention with respect to a proposal that requires the affirmative vote of a majority of the outstanding shares will, however, have the same effect as a vote against the proposal. See “What vote is required to approve each proposal?” below.

We encourage you to provide voting instructions to the organization that holds your shares.

Q: What if I want to change my vote or revoke my proxy?

A: A registered stockholder may change his or her vote or revoke his or her proxy at any time before the Annual Meeting by (i) going to www.AALvote.com/ANVS and log in using your Virtual Control Number that was included in the Notice of Internet Availability of Proxy Materials, (ii) attending and voting at the Annual Meeting, or (iii) submitting a later dated proxy card. We will count your vote in accordance with the last instructions we receive from you prior to the closing of the polls, whether your instructions are received by mail or at the Annual Meeting. If you hold your shares through a broker, bank or other nominee and wish to change your vote, you must follow the procedures required by your nominee.

Q: What is a quorum?

A: The holders of one-third of the 11,011,299 shares of common stock outstanding as of the Record Date, either present or represented by proxy, constitutes a quorum. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance the Annual Meeting or represented by proxy, the stockholders present by attendance at the meeting or by proxy may adjourn the Annual Meeting until a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the meeting.

Q: What vote is required to approve each proposal?

A: Election of directors: A plurality of the votes cast at the Annual Meeting is required for the election of directors. This means that the five director nominees with the most votes for a particular director seat are elected to that seat. You may choose to vote or withhold your vote for such nominees. A properly executed proxy marked “WITHHOLD” with respect to the election of a director will not be voted with respect to the director indicated and will have no impact on the election of directors, although it will be counted for the purposes of determining whether there is a quorum.

Approval of an amendment to the Company’s 2019 Equity Incentive Plan (the “Option Plan”). A majority of the shares of stock that are present or represented by proxy and entitled to vote at the Annual Meeting must be voted in favor of the proposal A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for the purposes of determining whether there is a quorum. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.”

Ratification of our independent registered public accounting firm: A majority of the shares of stock that are present or represented by proxy and entitled to vote at the Annual Meeting must be voted in favor of the proposal. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted, although it will be counted for purposes of determining the number of shares of common stock present or represented by proxy and entitled to vote. Accordingly, if you choose to “ABSTAIN” with respect to either proposal, your abstention has the same effect as a vote “AGAINST.”

Proposal	Vote Required	Broker Discretionary Voting Allowed
No. 1 - Election of Directors Proposal	Plurality: Director nominees receiving the highest number of “FOR” votes	No

No. 2 – Approval of an amendment to the Company’s 2019 Equity Incentive Plan	Majority: Affirmative vote of a majority of shares outstanding and eligible to vote	No

No. 3 – Ratification of our independent registered public accounting firm	Majority: Affirmative vote of a majority of shares present and entitled to vote in person or by proxy	Yes

Q: What if additional proposals are presented at the Annual Meeting?

A: We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so. However, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.

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Q: Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?

A: Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our directors will receive compensation for such service as described later in this Proxy Statement under the heading “Executive and Director Compensation.”

Q: How many shares do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?

A: Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within 60 days following the Record Date) of approximately 32.3% of our outstanding common stock, are expected to vote, or direct the voting of their shares, in favor of the election of the five director nominees set forth in this Proxy Statement, and in favor of the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024.

Q: Who will count the votes?

A: Alliance Advisors will count the votes cast by proxy. A representative of Alliance Advisors will count the votes cast at the Annual Meeting and will serve as the inspector of election.

Q: Who can attend the Annual Meeting?

A: All stockholders as of the Record Date are invited to attend the Annual Meeting.

Q: Are there any expenses associated with collecting the stockholder votes?

A: The Company will bear the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you access the proxy materials over the Internet, you are responsible for Internet access charges you may incur. In addition, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to obtain proxies from the beneficial owners and will reimburse them for their reasonable expenses in so doing. Solicitation of proxies by mail may be supplemented by telephone, by electronic communications and personal solicitation by our officers, directors and employee. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our stockholders. In addition, we have engaged Alliance Advisors to assist with coordinating our proxy solicitation efforts. We will pay the costs of soliciting proxies, in addition to a fee of $22,375 to Alliance Advisors for its services in serving as Inspector of Elections, hosting and coordinating the virtual meeting, vote tabulation, etc. We will also reimburse Alliance Advisors for any reasonable out-of-pocket expenses it incurs. Officers and other employees of the Company may solicit proxies in person, by electronic communication or by telephone but will receive no compensation for doing so, other than reimbursement for out-of-pocket expenses incurred.

Q: Where can you find the voting results?

A: Voting results will be reported in a Current Report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Q: Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

A: Effective May 25, 2023, the Audit Committee approved the appointment of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Prior to that, WithumSmith+Brown PC (“Withum”) served as the Company’s independent registered public accounting firm. Withum had served as the Company’s independent registered public accounting firm from 2019 through the period ended May 25, 2023. We expect that one or more representatives of EY will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting.

Q: Why are you being asked to ratify the selection of Ernst & Young LLP?

A: Although stockholder approval of our Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of Ernst & Young LLP, but will not be required to take any action.

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BOARD OF DIRECTORS

Our Board currently consists of five members. Upon election of the nominees for director below at the Annual Meeting, our Board will continue to consist of five members. Biographical information regarding the business experience of each of our directors and the primary aspects of each of our directors’ experience, qualifications, attributes or skills that led to the conclusion that each of our directors should serve on our Board is set forth below:

Name	Director Since	Age	Independent	Position	Audit	Compensation	Nominating
Michael Hoffman	2014	73	√	Chairman of the Board		√
Maria Maccecchini	2008	73		Founder, President, CEO and Director
Claudine Bruck	2015	68	√	Director	√		√
Reid McCarthy	2021	70	√	Director	√
Mark White	2016	68	√	Director	√	√	√

Nominees for Election to the Board of Directors for a Term Expiring at the 2024 Annual Meeting

Michael B. Hoffman

Mr. Hoffman has served as Chairman of the Board and a member of our Board since 2014. He is currently the Chief Investment Officer for the Coalition for Green Capital, which will be managing a loan program for the Federal Green Bank. Since 2018, he has been the Founder and Partner at Stone Capital Partners, a private equity firm focused on renewable energy. From 2003 to 2018, Mr. Hoffman was a Partner of Riverstone Holdings LLC, or Riverstone, where he was principally responsible for investments in power and renewable energy. Before joining Riverstone, Mr. Hoffman was senior managing director and head of the mergers and acquisitions advisory business of The Blackstone Group L.P., or Blackstone, where he also served on the firm’s principal group investment committee as well as its executive committee. Prior to joining Blackstone, Mr. Hoffman was managing director and co-head of the mergers and acquisitions department at Smith Barney, Harris Upham & Co. Mr. Hoffman is currently President of Northern Genesis III. His non-profit board affiliations include Rockefeller University. Mr. Hoffman received his Bachelor’s and Master’s Degrees from Northwestern University and his M.B.A. from the Harvard Business School. We believe Mr. Hoffman’s investment and transactional experience, including as director of other life sciences companies, qualifies him to serve on our Board.

Maria L. Maccecchini Ph.D.

Dr. Maccecchini founded Annovis and has served as President and CEO and as a director since May 2008. She has over 30 years of experience in neuroscience and the workings of the brain. She was partner and director of two angel groups, Robin Hood Ventures, from 2002 to 2009, and MidAtlantic Angel Group, from 2005 to 2009. In 1992, she founded and became chief executive officer of Symphony Pharmaceuticals/Annovis, a biotech company, which was sold in 2001 to Transgenomic. Prior to that, from 1987 to 1991 she was General Manager of Bachem Bioscience, the US subsidiary of Bachem AG, Switzerland and Head of Molecular Biology at Mallinckrodt. Dr. Maccecchini conducted post-doctoral research at Caltech and the Roche Institute of Immunology. She earned a Ph.D. in biochemistry is from the Biocenter of Basel with a two-year visiting fellowship at The Rockefeller University. Dr. Maccecchini serves on several boards of biotechnology companies, organizations that promote entrepreneurship, international trade, women and charitable organizations. She has been a lecturer at Wharton School of Business since 2016. We believe that Dr. Maccecchini’s experience in the life science industry, including as principal executive officer and manager of companies in the pharmaceutical development business, qualifies her to serve as our President, CEO and a director.

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Claudine E. Bruck Ph.D.

Dr. Bruck has served as a member of our Board since 2015. Dr. Bruck is co-founder and has served as Chief Executive Officer of Prolifagen LLC, a start-up company developing a microRNA-based medicine for tissue regeneration, from June 2016 to August 2022, when she took the role of Board Chairman. She is also a course Director at University of Pennsylvania’s Institute of Translational Medicine and Therapeutics and formerly a VP of Research for SAPVAC LLC, a BioMotiv LLC company. Dr. Bruck joined GlaxoSmithKline, or GSK, to build GSK’s HIV vaccine program in 1985. In her role in GSK’s vaccine group, Dr. Bruck was instrumental in the development of GSK’s HPV vaccine (Cervarix) and headed their cancer vaccine program from inception to Phase 2 before joining the drug discovery group of GSK. She held several roles in the drug discovery group, from Head of Clinical Immunology (2004-2005) to VP and Head of Biology for the Center of Excellence for External Drug Discovery (2005-2008), to VP and Head of a newly formed Ophthalmology R&D group (2008-2015). Dr. Bruck is a former member of the board of directors of Navidea, Inc. and currently serves as a member of the board of directors of Ophidion, Inc. Dr. Bruck has a Ph.D. in Biochemistry from the University of Brussels. She was a post-doctoral student at Harvard University Medical School and an Assistant Professor at Tufts Medical School. We believe Dr. Bruck’s experience and training in the pharmaceutical industry and serving as an executive and director of companies in the pharmaceutical and biotechnology industries, qualifies her to serve on our Board.

Reid S. McCarthy

Mr. McCarthy has served as a member of our Board since April 2021. He is experienced in corporate financial management, operating management, and new venture development. A specialist in bank, bond, and equity financings, Mr. McCarthy retired after serving from 2016 to 2019 as CFO of JJ Haines & Company, Inc., a $400 million revenue distribution company operating internationally. Prior to that, Mr. McCarthy provided consulting Chief Financial Officer services to several life sciences companies since 2011. Prior to his service as a consulting CFO, Mr. McCarthy served as Chief Financial Officer of Topaz Pharmaceuticals, Inc. from 2007 to 2011. Mr. McCarthy arranged over $34 million in capital investment to fund the development and FDA approval of this company’s therapeutic product. Mr. McCarthy and his colleagues successfully sold the company in late 2011 to Sanofi Pasteur, an international pharmaceuticals company. From 1993 to 2007 Mr. McCarthy served as a founding executive of several venture capital-backed companies operating in the senior real estate, bio-metric technology, and agribusiness industries, all of which were successfully sold. Mr. McCarthy's past positions include Vice President of Financing for Trinity Capital Corporation, Director-Project Financing for ASEA Brown Boveri, Inc., and officer positions with New York-based money center banks, including J.P. Morgan Chase. Mr. McCarthy holds an undergraduate degree in international relations from the University of New Hampshire and an MBA in international finance from New York University. We believe Mr. McCarthy’s finance background and prior experience with a life science company qualify him to serve on our Board.

Mark White

Mr. White has served as a member of our Board since 2016. He is a consultant specializing in new product commercialization, marketing, business development and strategy. From 2015 to 2016, Mr. White served as chief executive officer of Neurokine Therapeutics, an early-stage biopharma company focused on neurodegenerative disorders. From 2002 to 2014 he served as a vice president and senior director in Pfizer’s worldwide marketing group and led the Inflammation/Immunology and CNS/Pain Therapeutic areas. Mr. White led some of Pfizer’s most successful global product launches including Lyrica and Xeljanz, as well as global marketing for Enbrel and Celebrex. Before Pfizer, Mr. White was senior director, marketing and business development with Bracco Diagnostics, a diagnostic pharmaceutical business with radiology and cardiology applications, and earlier in his career, he worked for Abbott, Bayer and Ortho-McNeil, in sales and marketing roles of increasing responsibility.  Mr. White received his Bachelor’s and Master’s Degrees from the University of Missouri and his M.B.A. from the University of Chicago Booth School of Business. We believe Mr. White’s experience as a business consultant and his service as an executive of companies in the pharmaceutical industry qualifies him to serve on our Board.

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Corporate Governance and Board Matters

Our Board is responsible for the supervision of our overall affairs. Our Board has established three standing committees: Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee (the “Nominating Committee”). During the year ended December 31, 2023, the Board held seven meetings. No director attended fewer than 75% of the total number of board meetings and the total number of committee meetings for committees on which he or she served. Our Board does not have a policy mandating attendance at the Annual Meeting although all our members participated virtually in our Annual Meeting in 2023. The Audit Committee, the Compensation Committee and the Nominating Committee operate under charters adopted by the Board that govern their responsibilities. Copies of each of these charters and our Code of Business Conduct and Ethics can be obtained free of charge from the Company’s website, www.annovisbio.com, or by contacting the Company at the attention of the Secretary at our offices at Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, Pennsylvania 19355. All references to our website address are intended to be inactive textual references only and do not constitute incorporation by reference of the information contained at or available through our website.

Leadership Structure

The Company seeks to maintain an appropriate balance between management and the Board. During the year ended December 31, 2023, the offices of Chairman and Chief Executive Officer were separated and, as a result, there is no other director serving as a “lead” director. Our Board does not have a policy mandating the separation of the offices of Chairman of the Board and Chief Executive Officer. Our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chairman of the Board and Chief Executive Officer, as from time to time it may be in the best interests of the Company. Our shareholders will receive notice of changes to such structure.

Executive Sessions of the Board

The Board meets periodically, and at least annually, in executive session without those directors who are also executive officers of the Company and any other members of management of the Company.

Director Independence

Our Board has determined that Michael Hoffman, Claudine Bruck, Reid McCarthy and Mark White are “independent” within the meaning of Section 303A.02 of the NYSE Listed Company Manual and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, that Claudine Bruck, Reid McCarthy and Mark White meet the additional test for independence for audit committee members imposed by SEC regulations and Section 303A.07(a) of the NYSE Listed Company Manual and that Michael Hoffman and Mark White meet the additional test for independence for compensation committee members imposed by Section 303A.05(a) of the NYSE Listed Company Manual. The Board is responsible for ensuring that independent directors do not have a material relationship with us or any of our affiliates or any of our executive officers or his or her affiliates.

Removal and Appointment of Directors

Our certificate of incorporation and bylaws provide that a director may be removed with or without cause by the holders of at least a majority of the voting power of the shares then entitled to vote at an election of directors. Under such certificate of incorporation and bylaws, any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by the vote of a majority of our directors then in office. Furthermore, such certificate of incorporation provides that the authorized number of directors may be changed only by a resolution adopted by the majority of our Board.

Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire Board is regularly informed through committee reports about such risks.

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Management regularly reports on any potential material risks to the Company at each Board meeting. Management reports regularly to the full Board, which also considers the Company’s risk factors. While the Board oversees the Company’s risk management, Company management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Board Committees

Our Audit Committee consisted of Claudine Bruck, Reid McCarthy and Mark White, with Reid McCarthy serving as chair. Our Compensation Committee consists of Michael Hoffman and Mark White, with Michael Hoffman serving as chair. Our Nominating Committee consists of Claudine Bruck and Mark White, with Claudine Bruck serving as chair. In compliance with the NYSE Listed Company Manual, all of the members of our Audit, Compensation and Nominating Committees are independent. For the current composition of each of our Board committees, please see the table above under “BOARD OF DIRECTORS”.

Audit Committee

The primary purpose of our Audit Committee is to assist the Board in the oversight of the integrity of our accounting and financial reporting process, the audits of our financial statements, and our compliance with legal and regulatory requirements. The functions of our Audit Committee include, among other things:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating our Board’s oversight of our internal control over financial reporting and disclosure controls and procedures;

•	discussing our risk management policies;

•	meeting independently with our internal auditing staff, if any, registered public accounting firm and management;

•	reviewing and approving or ratifying any related party transactions;

•	establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

•	establishing procedures for the treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and confidential submissions by our employees of concerns regarding questionable accounting or auditing matters;

•	preparing the audit committee report required by SEC rules; and

•	reviewing and evaluating, at least annually, our Audit Committee’s charter.

The financial literacy requirements of the SEC require that each member of our Audit Committee be able to read and understand fundamental financial statements. In addition, at least one member of our Audit Committee is qualified as an audit committee financial expert, as defined in Item 407(d)(5) of Regulation S-K, and has financial sophistication in accordance with the NYSE Listed Company Manual. Our Board has determined that Reid McCarthy qualifies as an audit committee financial expert. For the relevant experience of Mr. McCarthy that qualifies him as an audit committee financial expert.

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Our Audit Committee met seven times during our fiscal year ended December 31, 2023.

For information on audit fees, see “Proposal 2: Ratification of Independent Registered Public Accounting Firm.”

Compensation Committee

The primary purpose of our Compensation Committee is to assist our Board in exercising its responsibilities relating to compensation of our executive officers and employees and to administer our equity compensation and other benefit plans. In carrying out these responsibilities, this committee reviews all components of executive officer and employee compensation for consistency with its compensation philosophy, as in effect from time to time. The functions of our Compensation Committee include, among other things:

•	reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our Chief Financial Officer;

•	overseeing and administering our cash and equity incentive plans;

•	reviewing and making recommendations to our Board with respect to director compensation;

•	engaging compensation consultants or other advisors it deems appropriate to assist with its duties;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” to the extent required;

•	preparing the annual compensation committee report required by SEC rules, to the extent required; and

•	reviewing and evaluating, at least annually, our Compensation Committee’s charter.

Our Compensation Committee met one time during our fiscal year ended December 31, 2023.

Nominating Committee

The primary purpose of our Nominating Committee is to assist our Board in promoting the best interests of the Company and our stockholders through the implementation of sound corporate governance principles and practices. The functions of our Nominating Committee include, among other things:

•	developing, overseeing and making recommendations to the Board regarding our corporate governance principles;

•	developing, recommending to the Board, implementing and monitoring compliance with the Code of Business Conduct and Ethics;

•	reviewing and advising the Board on composition and minimum director qualifications for the Board and each Board committee;

•	identifying nominees for election to the Board, consistent with the qualifications and criteria approved by the Board and recommending to the Board the director nominees for the next annual meeting of stockholders;

•	developing a self-evaluation process of the Board’s effectiveness and overseeing the evaluation of the Board and each Board committee; and

•	reviewing and evaluating, at least annually, our Nominating Committee’s charter.

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While the Nominating Committee does not have a formal diversity policy, the Nominating Committee recommends candidates based upon many factors, including the diversity of their business or professional experience, the diversity of their background and their array of talents and perspectives. We believe that the Nominating Committee’s existing nominations process is designed to identify the best possible nominees for the Board, regardless of the nominee’s gender, racial background, religion or ethnicity. The Nominating Committee identifies candidates through a variety of means, including recommendations from members of the Board and suggestions from our management including our Chief Executive Officer. In addition, the Nominating Committee considers candidates recommended by third parties, including stockholders. The Nominating Committee gives the same consideration to candidates recommended by stockholders as those candidates recommended by members of our Board. Stockholders wishing to recommend director candidates for consideration by the Nominating Committee may do so by writing to our Secretary and giving the recommended candidate’s name, biographical data and qualifications. Nominees should have a reputation for integrity, honesty and adherence to high ethical standards, should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company, should be willing and able to contribute positively to the decision-making process of the Company, should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees, should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders, should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

Our Nominating Committee met one time during our fiscal year ended December 31, 2023.

Compensation Committee Interlocks and Insider Participation

During 2023, our Compensation Committee consisted of Michael Hoffman and Mark White, with Michael Hoffman serving as chair. During 2023 and as of the date of this Proxy Statement, no member of our Compensation Committee has ever been an executive officer or employee of ours and no executive officer of the Company currently serves, or has served during the last completed year, on the board of directors, compensation committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of our Board or Compensation Committee.

Stockholder Communications with the Board

Stockholders who wish to communicate directly with the Board, or with a particular director, may send a letter addressed to our Secretary at Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, Pennsylvania 19355. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder Board Communication” or “Stockholder Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.” The Secretary will then forward such communication, unopened, to the directors, or director, specified on the envelope, or if none, to the Chairman of the Board.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, officers and stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act, collectively referred to herein as the “Reporting Persons,” to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company’s equity securities with the SEC. All Reporting Persons are required by SEC regulation to furnish us with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a). Based solely on our review of the copies of such reports and upon written representations of the Reporting Persons received by us, we believe that all transactions were timely reported during the fiscal year ended 2023, with the exception of Directors Bruck, Hoffman, Maccecchni, McCarthy and White and Mr. Hagopian failed to timely file one report with respect to one transaction.

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Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics applicable to all of our directors, executive officers and employees. The Code of Business Conduct and Ethics outlines the principles, policies and laws that govern our activities and establishes guidelines for conduct in the workplace. Every director, executive officer and employee is required to read the Code of Business Conduct and Ethics annually. The Nominating Committee of our Board is responsible for overseeing the Code of Business Conduct and Ethics and must approve any waivers of the Code of Business Conduct and Ethics for directors, executive officers or employees. We expect that any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, will be disclosed on our website at www.annovisbio.com.

ESG and Corporate Responsibility

We continue to build a sustainable, environmentally conscious business while fulfilling our oversight of environmental, social and governance (“ESG”) risks and our approach, commitment and measurable progress relating to climate change, human capital management, sustainability and other significant ESG matters. We are dedicated to our sustainability efforts both internally and externally.

ESG matters significantly impact our business and operations and present evolving risks and challenges. Environmental impacts, including climate change specifically, create short and long-term financial risks to our business globally. Climate related changes can increase the frequency and severity of significant weather events and natural disasters. While we maintain insurance coverage to cover certain risks of losses for damage or destruction to facilities and property and for interruption of our business, such insurance may not cover specific losses and the amount of our insurance coverage may not be adequate to cover all of our losses. As a result, our future operating results could be materially and adversely affected, including if our losses are not adequately or timely covered by our insurance.

Increased attention on ESG matters, including from our customers, shareholders and other stakeholders, may lead to us expending more resources addressing these issues. Legislative and regulatory efforts to combat climate change and address ESG issues may prove costly and burdensome for us to comply with and will likely continue to impact us, our customers and our suppliers.

Please see the discussion under the heading “Human Capital” in our Annual Report on Form 10-K (which accompanies this Proxy Statement) for additional information on our human capital priorities and programs. We also recognize that certain stakeholders (such as customers, employees and non-governmental organizations) as well as some stockholders may be interested in more detailed information about our ESG programs and sustainability efforts.

Clawback Policy

We maintain a clawback policy as required by the rules of the NYSE. Our clawback policy covers each of our current and former executive officers. The policy provides that, subject to the limited exemptions provided by the NYSE rules, if the Company is required to restate its financial results due to material noncompliance with financial reporting requirements under the securities laws, the Compensation Committee must reasonably and promptly seek recovery of any cash or equity-based incentive compensation (including vested and unvested equity) paid or awarded to the executive officer, to the extent that the compensation (i) was based on erroneous financial data and (ii) exceeded what would have been paid to the executive officer under the restatement. Recovery applies to any such excess cash or equity-based bonus/other incentive compensation received by any covered executive officer, while he/she was an executive officer, on or after October 2, 2023 during the three completed fiscal years immediately preceding the date on which the Company determines an accounting restatement is required. For more information, see the full text of our claw-back policy, which is filed as an exhibit to our Annual Report on Form 10-K.

Cybersecurity

Please see the discussion under the heading “Cybersecurity” in our Annual Report on Form 10-K (which accompanies this Proxy Statement) for additional information on our cybersecurity risk management, strategy and governance.

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Review and Approval of Transactions with Related Persons

The Board has adopted a Related Person Transactions Policy that charges the Audit Committee with the responsibility of reviewing and approving or ratifying any related person transaction. The Audit Committee reviews related-party transactions for potential conflicts of interests or other improprieties. Under SEC rules, related person transactions are those transactions or series of related transactions to which we are or may be a party in which the amount involved exceeds $120,000, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment and board membership. Our Audit Committee could approve a related person transaction if it determines that the transaction is in our best interests. Our directors are required to disclose to the Audit Committee or the full Board any potential conflict of interest, or personal interest in a transaction that our Board is considering. Our executive officers are required to disclose any related person transaction to the Audit Committee. We also poll our directors on an annual basis with respect to related person transactions and their service as an officer or director of other entities. Any director involved in a related person transaction that is being reviewed or approved must recuse himself or herself from participation in any related deliberation or decision. Whenever possible, the transaction should be approved in advance and if not approved in advance, must be submitted for ratification as promptly as practical.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board assists the Board in performing its oversight responsibilities for our financial reporting process and audit process as more fully described in the Audit Committee’s charter. Management has the primary responsibility for the financial statements and the reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and to issue a report thereon.

In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2023 with management and with our independent registered public accounting firm. In addition, the Audit Committee has discussed the matters required to be discussed by PCAOB Auditing Standard No. 1301, Communications with Audit Committees, which includes, among other items, matters related to the conduct of the audit of our financial statements, with Ernst & Young LLP, our independent registered public accounting firm for the year ended December 31, 2023. The Audit Committee has also received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence (which relates to the independent registered public accounting firm’s independence from us) and has discussed with Ernst & Young LLP their independence from us. We also considered whether any non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions referenced above, the Audit Committee recommended to our Board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023.

Audit Committee: Claudine Bruck, Michael Hoffman, and Reid McCarthy, Chair

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Securities Act or the Securities Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of April 18, 2024 (except where otherwise noted) by:

•	each stockholder known by the Company to own beneficially more than 5% of our common stock;

•	each of our named executive officers (as that term is defined later in this Proxy Statement under the heading “Executive and Director Compensation”);

•	each of our directors; and

•	all directors and executive officers as a group.

Percentage ownership in the following table is based on 11,011,299 shares of common stock outstanding as of April 18, 2024. We have determined beneficial ownership in the table in accordance with the rules of the SEC. In computing the number of shares beneficially owned by any person or group of persons and the percentage ownership of that person or group, shares of common stock that may be acquired within 60 days of April 18, 2024 subject to options or other rights held by such person, are deemed to be beneficially owned by such person and outstanding for the calculation of such person’s percentage ownership. These shares are not considered to be outstanding for computing the percentage ownership of any other person. To our knowledge, each stockholder identified in the table possesses sole voting and investment power with respect to all shares of common stock shown as beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.

Name of Beneficial Owner (1)	Shares Beneficially Owned		% of Shares Outstanding
Michael Hoffman, Chairman of the Board	1,672,202	(2)	15.1%
Maria Maccecchini, Founder, President, CEO and Director	1,896,573	(3)	16.1%
Claudine Bruck, Director	87,535	(4)	*
Reid McCarthy, Director	37,834	(5)	*
Mark White, Director	135,490	(6)	1.2%
Henry Hagopian III, Chief Financial Officer	77,861	(7)	*

All executive officers and directors as a group (6 persons)	3,907,495	(8)	32.3%

Other beneficial owners of more than 5% of our common stock	N/A

* Denotes beneficial ownership of less than 1%.

(1) Unless otherwise indicated, such individual’s address is c/o Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, PA 19355.

(2) Includes (i) 32,562 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 18, 2024; and (ii) 223,357 shares of common stock (the “Trust Shares’) held by the 2018 Jane and Michael Hoffman Descendants Trust (the “Trust”). Jane Hoffman is one of the voting trustees of the Trust. The address of the voting trustees is 52 E 83rd St, NY, NY 10028. Given his familial relationship with one of the Trust’s voting trustees, Michael Hoffman may be deemed a benficial owner of the Trust Shares. Mr. Hoffman disclaims beneficial ownership over the Trust Shares.

(3) Includes 798,114 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 18, 2024.

(4) Includes 80,968 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 18, 2024.

(5) Includes 30,529 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 18, 2024.

(6) Includes 74,323 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 18, 2024.

(7) Includes 76,041 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 18, 2024.

(8) Includes 1,092,537 shares of common stock issuable upon exercise of stock options exercisable within 60 days of April 18, 2024.

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EXECUTIVE OFFICERS

The following are biographical summaries of our executive officers and their ages:

Name	Age	Position
Maria Maccecchini	73	Founder, President, CEO and Director
Henry Hagopian III	56	Chief Financial Officer

Henry Hagopian III

Chief Financial Officer

Mr. Hagopian has been our Chief Financial Officer since August 2022. From February 2021 to August 2022, Mr. Hagopian served as the Senior Vice President, Finance and Treasurer of Organogenesis Holdings, Inc. (Nasdaq: ORGO), a leading regenerative medicine company focused the development, manufacturing and sale of products for the advanced wound care, and surgical and sports medicine market. From October 2007 until January 2021, Mr. Hagopian served in various other positions of increasing responsibility with Organogenesis. Prior to joining Organogenesis, Mr. Hagopian served in various roles in corporate accounting, financial reporting, treasury operations, financial planning & analysis, and investor relations with Circor International, Inc., Stratus Technologies and Lucent Technologies. Mr. Hagopian received both an MBA and an MS in Accounting from the Carroll Graduate School of Management at Boston College and a BS in Economics and Finance, Summa cum laude, from the Silberman College of Business at Farleigh Dickinson University.

Information about our President and Chief Executive Officer, Maria Maccecchini, is included under the caption “Board of Directors.”

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EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary $ ($)	Bonus	Option Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
Maria Maccecchini	2023	668,000	-	1,464,652	-	13,200	2,145,852
President and Chief Executive Officer	2022	636,000	318,000	1,688,829	-	11,600	2,654,429
Henry Hagopian III(4)	2023	375,000	-	115,873	-	-	490,873
Chief Financial Officer (post August 29, 2022)	2022	129,327	131,250	1,156,680	-	-	1,417,257

(1)	In lieu of the cash bonus to which she was entitled in 2023, Dr. Maccecchini opted to receive options to purchase shares of common stock with a fair value equal to $562,822. That amount is included in this column.
(2)	Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in 2023 determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation. The assumptions made in the calculation of these amounts are included in Note 8 of the Notes to the Financial Statements included in our Annual Report.
(3)	Represents matching contributions under the Company’s 401(k) retirement plan.
(4)	Mr. Hagopian was appointed Chief Financial Officer on August 29, 2022.

Employment Agreements

We have entered into employment agreements with our named executive officers, which include provisions regarding post termination compensation. We do not have a formal severance policy or plan applicable to our executive officers as a group. The following summaries of the employment agreements are qualified in their entirety by reference to the text of the employment agreements, as amended, which are filed as exhibits to our Annual Report.

Maccecchini Employment Agreement

We entered into an amended and restated employment agreement with Dr. Maccecchini dated as of May 10, 2019. On March 24, 2020, we entered into a second amended and restated employment agreement with Dr. Maccecchini. Dr. Maccecchini's employment agreement includes a base salary, subject to annual review and an annual performance bonus in an amount up to 50.0% of base salary based on the achievement of certain performance goals established by our board of directors (the “Board”), and such bonus may be paid in cash or equity as determined by the Board.

The employment agreement has a term commencing on the date thereof and continuing until terminated (i) upon death or disability, (ii) for cause, (iii) with good reason or without cause, or (iv) voluntarily. Upon a termination of Dr. Maccecchini's employment by us without cause or a resignation by Dr. Maccecchini for good reason, Dr. Maccecchini is eligible to receive a continuation of her base salary for twelve months, with such amount payable in a lump sum payment upon a change in control, as defined in the employment agreement, subject to her execution and delivery of a general release of claims. If such termination occurs upon or within twelve months after a change of control, Dr. Maccecchini will also be entitled to receive an amount equal to the projected target amount of her annual bonus for the calendar year in which her employment termination occurs payable in a single lump sum. Upon such termination, Dr. Maccecchini is also eligible to receive reimbursement for the medical insurance premiums at the same level as was in effect on the termination date until the earlier of (1) the end of such 12-month period or (2) the date she becomes eligible for medical benefits through another employer.

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Hagopian Offer Letter

On August 29, 2022, the Board of Directors appointed Henry Hagopian III as Chief Financial Officer of the Company. In connection with his appointment, on August 29, 2022, the Company entered into an Offer Letter with Mr. Hagopian (the “Offer Letter”), which provides for an annual base salary of $375,000, subject to annual adjustment. Mr. Hagopian will also be eligible for an annual cash incentive bonus based on individual and company-wide performance criteria established by the Compensation Committee of the Company’s Board of Directors. Mr. Hagopian’s target annual cash incentive bonus is 35% of his base salary.

Mr. Hagopian received a grant of stock options to purchase 120,000 shares of the Company’s common stock with an exercise price of $11.55. The stock options will vest one-third on the twelve month anniversary of the grant date and the remaining two-thirds will vest in eight consecutive quarterly installments beginning the fifteenth month after August 29, 2022, and will vest in full upon a Change of Control (as defined in the Company’s 2019 Equity Incentive Plan), with vesting conditioned on continued employment on the applicable vesting dates. Mr. Hagopian will also be eligible to participate in all employee benefit plans and programs generally available to the Company’s employees, including the Company’s medical plans, and four weeks of paid time off each year.

In the event Mr. Hagopian’s employment is terminated by the Company for any reason other than Cause (as defined in the Offer Letter), he will be entitled to receive (i) six months of his then-current annual base salary, (ii) either (A) an amount equal to the projected amount of his annual target bonus for the calendar year in which his employment termination occurs, prorated for the number of days he was employed during such calendar year, or (B) if his employment terminates at or within nine months following a Change of Control (as defined in the Company’s 2019 Equity Incentive Plan), an amount equal to the projected amount of his annual target bonus for the calendar year in which his employment termination occurs (without proration), and (iii) continued payment of the employer share of the premium for him to continue participation in the Company’s group health benefits under COBRA until the earlier of six months after his employment termination or the date he is eligible for health benefits through another employer.

Base Salaries

Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities, and are typically reviewed on an annual basis. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent and were set based on feedback from our compensation consultant.

Bonus

Our Board determined that Dr. Maccecchini achieved 100% of her performance goals established for 2023. She was paid an annual performance bonus equal to 200% of her base salary target percentage, to be received in the form of stock options in lieu of cash payment. Mr. Hagopian was not paid an annual performance bonus for 2023.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2023.

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		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Maria Maccecchini	4/6/2018	50,000	—		0.25	4/6/2028
	4/9/2020	300,000	—		3.13	4/9/2030
	7/7/2021	41,700	—		102.85	7/7/2031
	12/6/2021	112,995	—		20.97	12/6/2031
	12/6/2021	145,305	—		20.97	12/6/2031
	1/3/2022	19,894	—		19.78	1/3/2032
	1/3/2022	72,975	10,425	(1)	19.78	1/3/2032
	1/18/2023	7,992	13,320	(2)	13.17	1/18/2033
	11/17/2023	—	126,000	(3)	6.07	11/17/2033
Henry Hagopian III	8/29/2022	50,004	69,996	(4)	11.55	8/29/2032
	1/18/2023	2,877	4,795	(5)	13.17	1/18/2033
	11/17/2023	—	5,000	(6)	6.07	11/17/3033

(1)	On January 3, 2022, Dr. Maccecchini was granted 83,400 options that vest in eight consecutive quarterly installments of 10,425 shares each on the 3rd day of April, July, October and January of each year, commencing April 3, 2022, and continuing through January 3, 2024.

(2)	On January 18, 2023, Dr. Maccecchini was granted 21,312 options that vest in eight consecutive quarterly installments of 2,664 shares each on the 18th day of April, July, October and January of each year, commencing April 18, 2023, and continuing through January 18, 2025.

(3)	On November 17, 2023, Dr. Maccecchini was granted 126,000 options that vest in eight consecutive quarterly installments of 15,750 shares each on the 17th day of February, May, August and November of each year, commencing February 17, 2024, and continuing through November 17, 2025.

(4)	On August 29, 2022, Mr. Hagopian was granted 120,000 options that vest one-third on August 29, 2023 and the remaining two-thirds will vest in eight consecutive quarterly installments beginning the fifteenth month after August 29, 2022, and will vest in full upon a Change of Control.

(5)	On January 18, 2023, Mr. Hagopian was granted 7,672 options that vest in eight consecutive quarterly installments of 959 shares each on the 18th day of April, July, October and January of each year, commencing April 18, 2023, and continuing through January 18, 2025.

(6)	On November 17, 2023, Mr. Hagopian was granted 5,000 options that vest in eight consecutive quarterly installments of 625 shares each on the 17th day of February, May, August and November of each year, commencing February 17, 2024, and continuing through November 17, 2025.

Other Compensation

Employee Healthcare Benefits

We offer healthcare benefits to our full-time employees through a group health plan.

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401(k) Plan

We maintain a defined contribution 401(k) retirement plan for all full-time employees. Beginning with the plan year ended December 31, 2021, we instituted a safe-harbor company match of 100% on employee deferrals up to 3% of compensation, plus 50% on deferrals greater than 3% but less than or equal to 5% of employee compensation, subject to IRS compensation limits.

Compensation of Directors

Directors who are also our employees do not receive compensation for their service on our Board. Historically, our non-employee directors have not received compensation for their service on our Board other than awards of stock options.

During our fiscal year ended December 31, 2023, we paid only equity compensation to our directors. The following table sets forth information concerning compensation for services rendered by our directors (other than our Chief Executive Officer who was also a member of the Board) for the fiscal year ended December 31, 2023:

Name	Year	Option Awards ($)(1)	Total Compensation ($)(3)
Michael Hoffman	2023	153,923	153,923
Reid McCarthy	2023	143,916	143,916
Mark White(2)	2023	135,426	135,426
Claudine Bruck	2023	135,426	135,426

(1) The Company granted to Mr. Hoffman 6,820 options with an exercise price of $13.17 and 14,800 options with an exercise price of $6.07. The Company granted to Mr. McCarthy 5,967 options with an exercise price of $13.17 and 14,800 options with an exercise price of $6.07. The Company granted to Mr. White 5,967 options with an exercise price of $13.17 and 13,100 options with an exercise price of $6.07. The Company granted Ms. Bruck 5,967 options with an exercise price of $13.17 and 13,100 options with an exercise price of $6.07.

(2) Mr. White was granted 4,068 options during 2023 for consulting services performed for the Company, as disclosed in our most recently filed Annual Report on Form 10-K. Total compensation with respect to these awards totaled $28,112.

(3) Amounts shown in this column do not reflect dollar amounts actually received by our directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted in 2023 determined in accordance with the provisions of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation. The assumptions made in the calculation of these amounts are included in Note 8 of the Notes to the Financial Statements included in our Annual Report.

Issuer Purchases of Securities

There were no repurchases of the Company’s securities during the year ended December 31, 2023 by or on behalf of the Company or any “affiliated purchaser,” as defined in § 240.10b-18(a)(3) of the Securities and Exchange Act of 1934, as amended.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2023, there have been no transactions, to which we have been a party, in which the amount involved in the transaction or series of related transactions exceeded $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5.0% of our common stock or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest, other than as discussed below and the employment, compensation, termination, indemnification and change in control arrangements with our named executive officers, which are described under “Executive and Director Compensation.”

Our Audit Committee is responsible for the review, approval and ratification of related person transactions. The Audit Committee will review these transactions under our Code of Conduct, which will govern conflicts of interests, among other matters, and will be applicable to our employees, officers and directors. See “Management—Audit Committee” for additional information regarding related-party transactions.

Private Placement Transaction

On April 7, 2023, the Company entered into a subscription agreement with each executive officer and director, pursuant to which the Company sold an aggregate of 84,453 shares of its common stock at a price of $12.61 per share, for aggregate proceeds of $1.06 million. The amounts purchased by each director and officer are set forth below.

Name	Number of Shares	Aggregate Price
Claudine Bruck	500	$6,305
Michael Hoffman	59,477	$750,005
Henry Hagopian III	1,000	$12,610
Maria Maccecchini	20,000	$252,200
Reid McCarthy	476	$6,002
Mark White	3,000	$37,830

On November 27, 2023, the Company entered into a subscription agreement with certain executive officers and directors, pursuant to which the Company sold an aggregate of 207,660 shares of its common stock at a price of $6.10 per share, for aggregate proceeds of $1.27 million. The amounts purchased by each director and officer are set forth below.

Name	Number of Shares	Aggregate Price
Michael Hoffman	163,880	$1,000,002
Henry Hagopian III	820	$5,002
Maria Maccecchini	40,970	$250,000
Mark White	1,990	$12,140

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PROPOSAL 1: ELECTION OF DIRECTORS

Our Board consists of a number of members as established by resolution adopted by the Board. The number of directors that presently constitute the entire Board is five. The Board has nominated Michael Hoffman, Maria Maccecchini, Claudine Bruck, Reid McCarthy and Mark White for election as directors at the Annual Meeting. Upon the adjournment of our 2024 Annual Meeting of Stockholders, the Board will be composed of five directors, whose term expires on the election and qualification of successor directors at our next annual meeting of stockholders or until his or her earlier death, removal or resignation. All of the nominees recommended by the Board are currently serving as directors, and each nominee has consented to serve as a nominee for election to the Board, to being named in this Proxy Statement and, if elected by our stockholders, to serve as members of the Board until our next annual meeting.

Listed above under the caption “Board of Directors” are the names and biographical information of Michael Hoffman, Maria Maccecchini, Claudine Bruck, Reid McCarthy and Mark White, the five nominees for director. The persons designated as proxies in the accompanying proxy card intend to vote “FOR” such nominees, unless a contrary instruction is indicated on the proxy card. If for any reason any nominee should become unavailable for election, the persons designated as proxies in the proxy card may vote the proxy for the election of another person nominated as a substitute by the Board, if any person is so nominated. The nominees are currently directors and have consented to be named and have agreed to serve, if elected.

Recommendation of the Board

The Board recommends a vote “FOR” the election of Michael Hoffman, Maria Maccecchini, Claudine Bruck, Reid McCarthy and Mark White to the Board as directors.

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PROPOSAL 2: AMENDMENT TO OUR 2019 Equity Incentive Plan (the “Option Plan”)

Background

Upon the closing of our IPO on January 31, 2020, the 2019 Equity Incentive Plan (the “Plan”) became effective and succeeded our then-existing 2018 Equity Incentive Plan. The Plan provides for grants of stock options, stock awards and other equity-based awards. Our directors, officers and consultants are eligible to receive grants under the Plan. Under the Plan, 1,000,000 shares were initially authorized to be issued and no new equity-based awards may be issued under the 2018 Equity Incentive Plan, although shares subject to grants which are cancelled or forfeited will again be available under the Plan. At the 2021 Annual Meeting, stockholders approved an amendment to the Plan to increase the number of authorized shares to 2,000,000.

In November 2023, the Board of Directors, in connection with its annual review of compensation arrangements approved option issuances that would exceed the remaining shares authorized under the Plan. The grants included option grants that were made to certain officers in lieu of the cash bonus to which they would have otherwise been entitled. To facilitate this issuance, the Board amended the Plan to increase the number of awards that may be made thereunder from 2,000,000 to 3,000,000 and increased the maximum number of shares that may be awarded in any one year from 300,000 to 400,000, subject to the approval of stockholders, which approval is being sought at the Meeting. As of April 29, 2024, a total of 2,326,055 equity-based awards had been issued under the Plan including 361,600 awards which are subject to forfeiture if Proposal 2 is not approved at the Meeting, with 673,945 shares that would be available for the future grant of equity-based awards under the Plan. Since our ability to grant equity incentive compensation to eligible individuals is an integral part of our compensation practices, we are requesting stockholder approval to add 1,000,000 shares to the Plan’s share reserve so that we may continue to grant awards in the future.

Summary of the Proposal

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our board of directors regards as essential in addressing these human resource challenges is a competitive equity incentive program. Our employee stock incentive program provides a range of incentive tools and sufficient flexibility to permit the Compensation Committee to implement them in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes.

We believe that increasing the shares reserved for issuance under the Plan as well as the maximum number of awards that may be made in any one year are necessary for us to continue to offer a competitive equity incentive program. If the stockholders do not approve the proposed share increase, we believe we will not be able to continue to offer competitive equity packages to retain our current employees and recruit qualified new hires. This could significantly hamper our plans for growth and adversely affect our ability to operate our business. In addition, if we were unable to grant competitive equity awards, we may be required to offer additional cash-based incentives to replace equity as a means of competing for talent. This could have a significant effect upon our quarterly results of operations and balance sheet and not be competitive with other companies that offer equity.

The board of directors believes that the Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, the board of directors urges you to vote to approve the amendment to the Plan. The Plan, as amended and restated to reflect these changes is attached as Annex A hereto and is marked to show the two changes.

New Plan Benefits

Other than the awards that were made in November 2023 which would be forfeited if this Proposal 2 is not approved, the benefits that will be awarded or paid under the Plan, as amended, are not currently determinable. Such awards are within the discretion of the Board or a committee established by the Board, and the Board has not determined future awards or who might receive them. The awards that are subject to forfeiture are as follows:

Summary of the 2019 Plan

The following is a summary of the material terms of the Plan, as proposed to be amended by this Proposal 2. The summary is qualified in its entirety by reference to the Plan, as proposed to be amended, as set forth in Annex A to this Proxy Statement.

The purpose of the Plan is to encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

Administration. The Plan is administered by the Board or a committee appointed by the Board. The Board has the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

Available shares. The aggregate number of shares of our common stock that may be issued pursuant to awards under the Plan is 3,000,000 shares. If grants of stock options or stock awards under the Plan or our prior equity incentive plan are canceled or forfeited, the shares subject to such grants will again be available under the Plan. The maximum aggregate number of shares that may be subject to grants to any individual in any calendar year is 400,000 shares.

If there is any change in the number or kind of shares of our stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding stock as a class without the receipt of consideration, or if the value of outstanding shares of our stock is substantially reduced as a result of a spinoff or our payment of an extraordinary dividend or distribution, the maximum number of shares of our stock available for grants under the Plan, the maximum number of shares of our stock that any individual participating in this Plan may be granted in any year, the number of shares covered by outstanding grants, the kind of shares issued under this Plan, and the price per share of such grants shall be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of our stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Board shall be final, binding and conclusive.

Eligibility for participation. Members of our Board, as well as our employees, consultants and advisors will be eligible to receive awards under the Plan.

Award agreements. Awards granted under the Plan are evidenced by award agreements, which need not be identical, and that provide additional terms, conditions, restrictions or limitations covering the grant of the award, including, without limitation, additional terms providing for the acceleration of exercisability or vesting of awards in the event of a Change in Control (as defined in the Plan) or conditions regarding the participant’s employment, as determined by the committee.

Stock options. The committee may grant nonqualified stock options to any individuals eligible to participate in the Plan and incentive stock options to purchase shares of our common stock only to eligible employees. The committee will determine: (i) the number of shares of our common stock subject to each option; (ii) the term of each option, which may not exceed ten years, or five years in the case of an incentive stock option granted to a 10.0% or greater stockholder; (iii) the exercise price; (iv) the vesting schedule, if any and (v) the other material terms of each option. No incentive stock option or nonqualified stock option may have an exercise price less than the fair market value of a share of our common stock at the time of grant or, in the case of an incentive stock option granted to a 10.0% or greater stockholder, 110.0% of such share’s fair market value. Options will be exercisable at such time or times and subject to such terms and conditions as determined by the committee at the time of grant and the exercisability of such options may be accelerated by the committee.

Stock awards. The Board may issue shares of our stock to an employee, non-employee director or advisor under a stock award, upon such terms as the Board deems appropriate. Shares of our stock issued pursuant to stock awards may be issued for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Board. The Board may establish conditions under which restrictions on stock awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate.

Stock units. The Board may grant stock units representing one or more shares of our stock to an employee, non-employee director or advisor, upon such terms and conditions as the Board deems appropriate, provided, however, that all such grants shall comply with section 409A of the U.S. Internal Revenue Code (the “Code”).

Stock appreciation rights. The Board may grant stock appreciation rights to an employee, non-employee director or advisor separately or in tandem with any option. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our stock between the date of grant and the exercise date. The Board shall establish the base amount of the stock appreciation right at the time of grant. The base amount of each stock appreciation right shall not be less than the fair market value of a share of our stock on the date of grant.

Other equity awards. The Board may grant other equity awards, which are awards that are based on, measured by or payable in our stock, to an employee, non-employee director or advisor, on such terms and conditions as the Board shall determine. Other equity awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, our stock or any combination of the two, as the Board shall determine.

Change in control. Upon a change of control where we are not the surviving corporation (or survive only as a subsidiary of another corporation), the Board may take any of the following actions with respect to any or all outstanding grants: the Board may (i) determine that outstanding options shall accelerate and become exercisable, or stock awards shall vest and be payable, in whole or in part, (ii) determine that all outstanding options that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and outstanding stock awards shall be converted to stock awards of the surviving corporation (or a parent or subsidiary of the surviving corporation), (iii) require that grantees surrender their outstanding options in exchange for payment by us, in cash or stock as determined by the Board, in an amount equal to the amount by which the then fair market value of the shares of our stock subject to the grantee’s unexercised options exceeds the exercise price of the options, or (iv) after giving grantees an opportunity to exercise their outstanding options, terminate any or all unexercised options at such time as the Board deems appropriate. Such assumption, surrender or termination shall take place as of the date of the change of control or such other date as the Board may specify.

As used in the Plan, a “Change of Control” shall mean:

•	any acquisition, directly or indirectly, by a person of beneficial ownership of our voting securities representing more than 50% of the voting power of our then outstanding securities; provided, however, that, no Change of Control shall be deemed to occur by reason of (i) a transaction in which we become a subsidiary of another corporation and in which our stockholders will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes in the election of directors, or (ii) the acquisition of shares of our capital stock by an investor in us in a capital-raising transaction;

•	any merger or consolidation with another corporation where our stockholders will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors;

•	any sale or other disposition of all or substantially all of our assets; or

•	a complete liquidation or dissolution of us.

Amendment and termination. Notwithstanding any other provision of the Plan, our Board may at any time amend any or all of the provisions of the Plan. The term of the Plan is 10 years, unless earlier terminated by the Board or extended by the Board with the approval of the stockholders.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2019 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonqualified stock options. Options not designated or qualifying as incentive stock options are nonqualified stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonqualified stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonqualified stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Unrestricted stock. Recipients of unrestricted stock will recognize ordinary income equal to the difference between the amount paid for such unrestricted stock and the fair market value of the unrestricted stock on the grant date. This income is subject to withholding for federal income and employment tax purposes. Any gain or loss on the recipient’s subsequent disposition of the shares receives long or short-term capital gain or loss treatment depending on how long the stock has been held since the date such unrestricted stock was granted. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient so long as we withhold the appropriate taxes with respect to such income (if required), the recipient’s total compensation is deemed reasonable in amount, and subject to the limitations of Section 162(m) of the Code.

Stock appreciation rights. A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Other stock-based awards. A participant generally will recognize no income upon the receipt of other stock-based awards that are unvested. Upon the vesting of such awards, participants normally will recognize ordinary income in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Recommendation of the Board

The Board recommends a vote “FOR” the amendment of the 2019 Equity Incentive Plan.

PROPOSAL 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. We are submitting our selection of Ernst & Young LLP as our independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. We expect that one or more representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions at the end of the Annual Meeting. The Audit Committee has the sole authority and responsibility to select, appoint, evaluate and, where appropriate, discharge and replace Ernst & Young LLP as our independent registered public accounting firm, and the selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders for ratification. Notwithstanding the outcome of the vote by the stockholders of the Company, the Audit Committee is not bound to retain the independent registered public accounting firm or to replace the independent registered public accounting firm, where, in either case, after considering the outcome of the vote, the Audit Committee determines its decision regarding the independent registered public accounting firm to be in the best interests of the Company.

Prior to the appointment of Ernst &Young LLP, WithumSmith+Brown, PC served as the Company’s independent public accounting firm. On May 25, 2023, the Audit Committee of the Board of Directors dismissed WithumSmith+Brown PC (“Withum”) as the Company’s independent registered public accounting firm. Withum had served as the Company’s independent registered public accounting firm from 2019 through the period ended May 25, 2023.

Withum’s audit reports on the Company’s financial statements as of and for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for Withum’s report for the year ended December 31, 2022, which contained an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through May 25, 2023: (1) there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods and (2) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the disclosure of the following material weakness in the Company’s internal control over financial reporting as disclosed in Part II, Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022: The Company did not design effective controls and procedures related to the proper classification of research and development expenses, which impacted the Company’s previously issued condensed financial statements as of and for the three months ended March 31, 2022, three and six months ended June 30, 2022 and three and nine months ended September 30, 2022. Such material weakness resulted in a restatement of previously issued condensed financial statements as of and for the three months ended March 31, 2022, three and six months ended June 30, 2022 and three and nine months ended September 30, 2022. This reportable event was discussed among the Company’s management, the Audit Committee and Withum. Withum has been authorized by the Company to respond fully to the inquiries of Ernst & Young LLP, the successor accountant.

The following table presents fees for professional services by (1) WithumSmith+Brown, PC for the audit of Annovis’ financial statements for the fiscal year ended 2022 and fees billed for audit-related services, tax services and all other services for fiscal years 2022; and (2) Ernst & Young LLP for the audit of Annovis’ financial statements for the fiscal year ended 2023 and fees billed for audit-related services, tax services and all other services for fiscal years 2023.

Fee Category:	2022 (WithumSmith+Brown, PC)	2023 (WithumSmith+Brown, PC)	2023 (Ernst & Young LLP)
Audit Fees	$200,008	$27,778	$260,000
Audit-Related Fees	55,000	76,000	50,000
Tax Fees	—	—	—
All Other Fees	—	—	—
Total Fees	$255,008	$103,778	$310,000

Audit Fees: Consists of fees billed for professional services rendered in connection with quarterly reviews and the audit of our financial statements as of and for the years ended December 31, 2023 and 2022.

Audit-Related Fees: Consists of fees billed for services rendered in connection with the issuance of consents, comfort letters and other regulatory compliance reports and reviews of documents filed with the SEC.

There were no tax or other fees billed in 2023 or 2022 for any services other than those reported above.

All of the above services were approved by the Audit Committee. In accordance with the Sarbanes-Oxley Act of 2002, as amended, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. On an ongoing basis, management defines and communicates specific projects and categories of service for which the advance approval of the Audit Committee is requested. The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of our independent registered public accounting firm for such services.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2024
ANNUAL MEETING OF STOCKHOLDERS

Stockholders intending to present proposals at our Annual Meeting of Stockholders to be held in 2024 and intending to have such proposals included in our next proxy statement must send their proposals to our Secretary, in writing, at Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, Pennsylvania 19355, pursuant to Rule 14a-8 promulgated under the Exchange Act for inclusion in our proxy statement and form of proxy for our 2024 Annual Meeting of Stockholders and must be received by us not later than December 30, 2024. If the date of the 2024 Annual Meeting is changed by more than 30 days from the 2023 meeting, we will disclose a new deadline in a Form 10-Q or Form 8-K. The dates referenced below with respect to proposing an item of business at our 2025 Annual Meeting will not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 of the Exchange Act.

In addition, under our bylaws, a stockholder of record on the date of the giving of the written notice to introduce a nomination or to propose an item of business must follow certain procedures to nominate persons for election as directors or to introduce an item of business at an Annual Meeting of Stockholders. These procedures provide that a nomination for director nominee(s) and/or an item of business to be introduced at an Annual Meeting of Stockholders must be in writing and received by our Secretary at our offices at Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, Pennsylvania 19355. We must receive written notice of your intention to introduce a nomination or to propose an item of business at our 2024 Annual Meeting:

•	no earlier than December 30, 2024; and

•	no later than January 29, 2025; or

•	if the 2025 Annual Meeting will be held be on or before May 13, 2025 or on or after July 12, 2025, then no earlier than the close of business on the 120th day prior to the 2025 Annual Meeting and not later than the close of business on the later of (A) the 90th day prior to the 2025 Annual Meeting and (B) the 10th day following the day on which notice of the date of the 2025 Annual Meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of an election of directors at a special meeting of stockholders, provided that our Board, or such person or persons requested by a majority of our Board to call special meetings, has determined that directors shall be elected at such special meeting and provided further that the nomination made by the stockholder is for one of the director positions that our Board, or such person or persons requested by a majority of our Board to call special meetings, as the case may be, has determined will be filled at such special meeting not later than the close of business on the later of (x) the 90th day prior to such special meeting and (y) the 10th day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs.

Any such notice must include all of the information required to be in such notice pursuant to our bylaws filed with the SEC.

ANNUAL REPORT

A copy of our Annual Report is available to our stockholders with this Proxy Statement as described in the Notice of Internet Availability of Proxy Materials. A paper copy can be requested at no charge by following the instructions in the Notice of Internet Availability of Proxy Materials.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of this Proxy Statement and our Annual Report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such documents to you if you write or call our Secretary, at Annovis Bio, Inc., 101 Lindenwood Drive, Suite 225, Malvern, Pennsylvania 19355; telephone: 484-875-3192.

If you want to receive separate copies of our Proxy Statement and Annual Report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact our Secretary, in writing, at the address listed above.

By Order of the Board of Directors,

/s/ Maria Maccecchini
Maria Maccecchini,
President and Chief Executive Officer

ANNEX A

subject to Stockholder Approval

ANNOVIS BIO, INC.

AMENDED AND RESTATED 2019 EQUITY INCENTIVE PLAN

The purpose of the Annovis Bio, Inc. Amended and Restated 2019 Equity Incentive Plan is to provide (i) designated employees of Annovis Bio, Inc. (the “Company”) and its parents and subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its parents or subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock awards, stock units, stock appreciation rights and other equity-based awards. The Company believes that this Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company’s stockholders, and will align the economic interests of the participants with those of the stockholders.

1.            Administration and Delegation.

(a)            Committee. This Plan shall be administered by a committee consisting of two or more members of the Board, which shall consist of “outside directors” as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and related Treasury regulations, “non-employee directors” as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and, when applicable, by “independent directors” as defined by the rules of any national securities exchange (the “Exchange”) upon which shares of the Company’s capital stock shall be listed. However, the Board may ratify or approve any grants as it deems appropriate, and the Board shall approve and administer all grants made to non-employee directors. The committee may delegate authority to one or more subcommittees as it deems appropriate. To the extent that a committee or subcommittee administers this Plan, references in this Plan to the “Board” shall be deemed to refer to the committee or subcommittee.

(b)            Board Authority. The Board shall have the sole authority to (i) determine the individuals to whom grants shall be made under this Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under this Plan.

(c)            Board Determinations. The Board shall have full power and authority to administer and interpret this Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing this Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Board’s interpretations of this Plan and all determinations made by the Board pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in this Plan or in any awards granted hereunder. All powers of the Board shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of this Plan and need not be uniform as to similarly situated individuals.

(d)            Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Options and other Grants that constitute rights under Delaware law (subject to any limitations under this Plan) to employees or officers of the Company and to exercise such other powers under this Plan as the Board may determine, provided that the Board shall fix the terms of such Grants to be granted by such officers (including the exercise price of such Grants, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to such Grants that the officers may grant; provided further, however, that no officer shall be authorized to grant such Grants to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).  Notwithstanding anything to the contrary set forth above, the Board may not delegate authority under this Section 1(d) to grant Stock Awards, unless Delaware law then permits such delegation.

2.            Grants. Awards under this Plan may consist of grants of incentive stock options as described in Section 5 (“Incentive Stock Options”), nonqualified stock options as described in Section 5 (“Nonqualified Stock Options”) (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as “Options”), stock awards as described in Section 6 (“Stock Awards”), stock units as described in Section 7 (“Stock Units”), stock appreciation rights as described in Section 8 (“SARs”), and other equity-based awards as described in Section 9 (“Other Equity Awards”), the foregoing sometimes referred to herein collectively as “Grants” and individually as a “Grant.” All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Board deems appropriate and as are specified in writing by the Board to the individual in a grant instrument or an amendment to the grant instrument (the “Grant Instrument”). All Grants shall be made conditional upon the acknowledgement of the Grantee (as defined in Section 4(b)), in writing or by acceptance of the Grant, that all decisions and determinations of the Board shall be final and binding on the Grantee, his or her beneficiaries and any other person having or claiming an interest under such Grant. Grants under a particular Section of this Plan need not be uniform as among the grantees.

3.            Shares Subject to This Plan.

(a)            Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of common stock of the Company (“Company Stock”) that may be issued pursuant to Grants under this Plan is ~~2,000,000~~ 3,000,000 shares(including Grants previously granted and outstanding), each of which may be issued under this Plan as an Incentive Stock Option.

(b)            Individual Limits. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under this Plan to any individual, including but not limited to any Non-Employee Director (as defined below), during any calendar year shall be ~~300,000~~ 400,000 shares.

(c)            Share Counting. If and to the extent Options or SARs granted under this Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards, Stock Units or Other Equity Awards are forfeited, the shares subject to such Grants shall again be available for purposes of this Plan.

(d)            Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company’s receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company’s payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for issuance under this Plan, the maximum number of shares of Company Stock for which any individual may receive Grants in any year, the kind and number of shares covered by outstanding Grants, the kind and number of shares issued and to be issued under this Plan, and the price per share or the applicable market value of such Grants shall be equitably adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change of Control of the Company (as defined in Section 12(a)), the provisions of Section 13 of this Plan shall apply. Any adjustment to outstanding Grants shall be consistent with section 409A and section 424 of the Code, to the extent applicable. Any adjustments determined by the Board shall be final, binding and conclusive.

4.            Eligibility for Participation.

(a)            Eligible Persons. All employees of the Company and its parents or subsidiaries (“Employees”), including Employees who are officers or members of the Board, and members of the Board who are not Employees (“Non-Employee Directors”) shall be eligible to participate in this Plan. Consultants and advisors, as such terms are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”) (or any successor form or rule) who perform services for the Company or any of its parents or subsidiaries (“Key Advisors”) shall be eligible to participate in this Plan.

(b)            Selection of Grantees. The Board shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Board determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as “Grantees.”

5.            Options. The Board may grant Options to Employees, Non-Employee Directors, and Key Advisors upon such terms as the Board deems appropriate. The following provisions are applicable to Options:

(a)            Number of Shares. The Board shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

(b)            Type of Option and Price.

(i)            The Board may grant Incentive Stock Options that are intended to qualify as “incentive stock options” within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to employees of the Company or its parents or subsidiaries, as defined in section 424 of the Code. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

(ii)            The purchase price (the “Exercise Price”) of Company Stock subject to an Option shall be determined by the Board and shall be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

(iii)            If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is an Exchange, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on an Exchange, the mean between the last reported “bid” and “asked” prices of Company Stock on the relevant date, as reported on the Exchange or, if not so reported, as reported by the over-the-counter quotation system on which the Company Stock is then quoted or as reported in a customary financial reporting service, as applicable and as the Board determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or “bid” or “asked” quotations as set forth above, the Fair Market Value per share shall be as determined by the Board.

(c)            Option Term. The Board shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

(d)            Exercisability of Options.

(i)            Options shall become exercisable in accordance with such terms and conditions, consistent with this Plan, as may be determined by the Board and specified in the Grant Instrument. The Board may accelerate the exercisability of any or all outstanding Options at any time for any reason.

(ii)            The Board may provide in a Grant Instrument that the Grantee may elect to exercise part or all of an Option before it otherwise has become exercisable. Any shares so purchased shall be restricted shares and shall be subject to a repurchase right in favor of the Company during a specified restriction period, with the repurchase price equal to the lesser of (i) the Exercise Price or (ii) the Fair Market Value of such shares at the time of repurchase, or such other restrictions as the Board deems appropriate.

(e)            Grants to Non-Exempt Employees. Notwithstanding the foregoing, unless expressly approved by the Board, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, (the “FLSA”) may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Board, upon the Grantee’s death, Disability (as defined in Section 5(f)(v)(C)) or Retirement (as defined in Section 5(f)(v)(E)), or upon a Change of Control or other circumstances permitted by applicable regulations).

(f)            Termination of Employment, Disability or Death.

(i)            Except as provided below, an Option may be exercised only while the Grantee is employed by, or providing service to, the Employer (as defined in Section 5(f)(v)(A)) as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Employer for any reason other than Disability, death, Retirement or termination for Cause (as defined in Section 5(f)(v)(D)), except as otherwise provided by the Board, any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(ii)            In the event the Grantee ceases to be employed by, or provide service to, the Employer on account of a termination for Cause by the Employer, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Employer. In addition, notwithstanding any other provisions of this Section 5, if the Board determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the Employer or after the Grantee’s termination of employment or service, any Option held by the Grantee shall immediately terminate, and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

(iii)            In the event the Grantee ceases to be employed by, or provide service to, the Employer because of the Grantee’s Disability or Retirement, any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date. In the event that an Incentive Stock Option is exercised more than 90 days after Retirement, the Option shall lose its status as an Incentive Stock Option and shall be treated as a Nonqualified Stock Option.

(iv)            If the Grantee dies while employed by, or providing service to, the Employer or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(i) above (or within such other period of time as may be specified by the Board), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Employer (or within such other period of time as may be specified by the Board), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Board, any of the Grantee’s Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Employer shall terminate as of such date.

(v)            For purposes of this Section 5(f) and Section 6:

(A)            The term “Employer” shall include the Company and its parent and subsidiary corporations, as determined by the Board.

(B)            “Employed by, or provide service to, the Employer” shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to other Grants, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor or member of the Board), unless the Board determines otherwise.

(C)            “Disability” shall mean a Grantee’s becoming disabled within the meaning of section 22(e)(3) of the Code, within the meaning of the Employer’s long-term disability plan applicable to the Grantee, or as otherwise determined by the Board.

(D)            “Cause” shall mean, except to the extent specified otherwise by the Board, a finding by the Board that the Grantee (i) has breached his or her employment or service contract with the Employer in any material respect, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Employer to persons not entitled to receive such information, (iv) has breached any written noncompetition or nonsolicitation agreement between the Grantee and the Employer or (v) has engaged in such other behavior detrimental to the interests of the Employer as the Board determines.

(E)            “Retirement” shall mean a termination of employment by reason of an Employee’s retirement at or after the Employee’s earliest permissible retirement date pursuant to and in accordance with a regular retirement plan or the personnel practices of the Employer.

(g)            Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Board (w) in cash, (x) with the approval of the Board, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Board deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Board) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) payment through a broker in accordance with procedures permitted by applicable regulations of the Board of Governors of the Federal Reserve System, or (z) by such other method as the Board may approve. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 10) at the time of exercise.

(h)            Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under this Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code) of the Company.

(i)            Limitation on Repricing. If the Company Stock is listed on an Exchange, unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 3(d)): (A) amend any outstanding Option granted under this Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option, (B) cancel any outstanding Option (whether or not granted under the Plan) and grant in substitution therefor new Grants under this Plan (other than adjustments made pursuant to Section 3(d)) covering the same or a different number of shares of Company Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option, (C) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current Fair Market Value, other than pursuant to Section 3(d), or (D) take any other action under this Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.

6.            Stock Awards. The Board may issue shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Board deems appropriate. The following provisions are applicable to Stock Awards:

(a)            General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for cash consideration or for no cash consideration, and subject to restrictions or no restrictions, as determined by the Board. The Board may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Board deems appropriate, including without limitation restrictions based on the achievement of specific performance goals. The period of time during which the Stock Award will remain subject to restrictions will be designated in the Grant Instrument as the “Restriction Period.”

(b)            Number of Shares. The Board shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

(c)            Requirement of Employment or Service. Unless the Board determines otherwise, if the Grantee ceases to be employed by, or provide service to, the Employer (as defined in Section 5(f)(v)(A)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)            Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of the Stock Award except to a successor under Section 11(a). Each certificate representing a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Board may determine that the Company will not issue a certificate for a Stock Award until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed.

(e)            Right to Vote and to Receive Dividends. Unless the Board determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares subject to Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Board, including without limitation the achievement of specific performance goals.

(f)            Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Board. The Board may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

7.            Stock Units. The Board may grant Stock Units representing one or more shares of Company Stock to an Employee, Non-Employee Director or Key Advisor, upon such terms and conditions as the Board deems appropriate, provided, however, that all such grants shall comply with section 409A of the Code. The following provisions are applicable to Stock Units:

(a)            Crediting of Units. Each Stock Unit shall represent the right of the Grantee to receive an amount based on the value of a share of Company Stock, if specified conditions are met. All Stock Units shall be credited to bookkeeping accounts established on the Company’s records for purposes of this Plan.

(b)            Terms of Stock Units. The Board may grant Stock Units that are payable if specified performance goals or other conditions are met, or under other circumstances. Stock Units may be paid at the end of a specified performance period or other period, or payment may be deferred to a date authorized by the Board. The Board shall determine the number of Stock Units to be granted and the requirements applicable to such Stock Units.

(c)            Requirement of Employment or Service. Unless the Board determines otherwise, if the Grantee ceases to be employed by, or provide service to, the Employer during a specified period, or if other conditions established by the Board are not met, the Grantee’s Stock Units shall be forfeited. The Board may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

(d)            Payment with Respect to Stock Units. Payments with respect to Stock Units may be made in cash, in Company Stock, or in a combination of the two, as determined by the Board.

8.            Stock Appreciation Rights. The Board may grant SARs to an Employee, Non-Employee Director or Key Advisor separately or in tandem with any Option. The following provisions are applicable to SARs:

(a)            Base Amount. The Board shall establish the base amount of the SAR at the time the SAR is granted. The base amount of each SAR shall not be less than the Fair Market Value of a share of Company Stock on the date of Grant of the SAR.

(b)            Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

(c)            Exercisability. An SAR shall be exercisable during the period specified by the Board in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Board may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by, or providing service to, the Employer or during the applicable period after termination of employment or service as described in Section 5(f) above. A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable.

(d)            Grants to Non-Exempt Employees. Notwithstanding the foregoing, SARs granted to persons who are non-exempt employees under the FLSA may not be exercisable for at least six months after the date of grant (except that such SARs may become exercisable, as determined by the Board, upon the Grantee’s death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

(e)            Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised. The stock appreciation for an SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Section 8(a).

(f)            Form of Payment. The appreciation in an SAR shall be paid in shares of Company Stock, cash or any combination of the foregoing, as the Board shall determine. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR.

9.            Other Equity Awards. The Board may grant Other Equity Awards, which are awards (other than those described in Sections 5, 6, 7 and 8 of this Plan) that are based on, measured by or payable in Company Stock, including, without limitation, stock appreciation rights, to any Employee, Non-Employee Director or Key Advisor, on such terms and conditions as the Board shall determine. Other Equity Awards may be awarded subject to the achievement of performance goals or other conditions and may be payable in cash, Company Stock or any combination of the foregoing, as the Board shall determine.

10.            Withholding of Taxes.

(a)            Required Withholding. All Grants under this Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Employer may require that the Grantee or other person receiving or exercising Grants pay to the Employer the amount of any federal, state or local taxes that the Employer is required to withhold with respect to such Grants, or the Employer may deduct from other wages paid by the Employer the amount of any withholding taxes due with respect to such Grants.

(b)            Election to Withhold Shares. If the Board so permits, a Grantee may elect to satisfy the Employer’s tax withholding obligation with respect to Grants paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee’s minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Board and may be subject to the prior approval of the Board.

11.            Transferability of Grants.

(a)            Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee’s lifetime. A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Board, pursuant to a domestic relations order or otherwise as permitted by the Board. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee may exercise such rights. Any such successor must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee’s will or under the applicable laws of descent and distribution.

(b)            Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Board may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Board may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

12.            Change of Control of the Company.

(a)            Change of Control. As used herein, a “Change of Control” shall be deemed to have occurred if:

(i)            Any “person,” as such term is used in sections 13(d) and 14(d) of the Exchange Act becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of (A) a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors, or (B) the acquisition of securities of the Company by an investor of the Company in a capital-raising transaction; or

(ii)            The consummation of (A) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors, (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company.

(b)            Other Definition. The Board may modify the definition of Change of Control for a particular Grant as the Board deems appropriate to comply with section 409A of the Code or otherwise.

13.            Consequences of a Change of Control.

(a)            Acceleration. In the event of a Change of Control, the Board may determine whether and to what extent (i) outstanding Options and SARs shall accelerate and become exercisable, and (ii) outstanding Stock Awards, Stock Units and Other Equity Awards shall vest and shall be payable. The Board may condition any such acceleration on such terms as the Board determines.

(b)            Other Alternatives. In the event of a Change of Control, the Board may take any of the following actions with respect to any or all outstanding Grants: the Board may (i) determine that all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and other outstanding Grants that remain in effect after the Change of Control shall be converted to similar grants of the surviving corporation (or a parent or subsidiary of the surviving corporation), (ii) require that Grantees surrender their outstanding Options and SARs in exchange for one or more payments, in cash or Company Stock as determined by the Board, in an amount, if any, equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee’s unexercised Options and SARs exceeds the Exercise Price or base amount of the Options and SARs, on such terms as the Board determines, or (iii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Board deems appropriate. Such assumption, surrender or termination shall take place as of the date of the Change of Control or such other date as the Board may specify.

14.            Limitations on Issuance or Transfer of Shares.

(a)            Stockholders Agreement/Voting Agreement. The Board may require that a Grantee execute a stockholders agreement and/or a voting agreement, in each case, with such terms as the Board deems appropriate, with respect to any Company Stock issued or transferred pursuant to this Plan. If such stockholders agreement or voting agreement contains any lock-up or market standoff provisions that differ from the provisions of Section 14(c) of this Plan, for as long as the provisions of such agreement are in effect, the provisions of Section 14(c) shall not apply to such Company Stock, unless the Board determines otherwise.

(b)            Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Board. The Board shall have the right to condition any Grant made to any Grantee hereunder on such Grantee’s undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Board shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under this Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

(c)            Lock-Up Period. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any underwritten offering of securities of the Company under the Securities Act, and subject to Section 14(a) of this Plan, a Grantee (including any successor or assigns) shall not sell or otherwise transfer any shares or other securities of the Company during the 30-day period preceding and the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act for such underwriting (or such shorter period as may be requested by the Managing Underwriter and agreed to by the Company) (the “Market Standoff Period”). If so requested by the Company or the Managing Underwriter, the Grantee shall enter into a separate written agreement to such effect in form and substance requested by the Company or the Managing Underwriter. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

15.            Amendment and Termination.

(a)            Amendment of This Plan. The Board may amend, suspend or terminate this Plan or any portion thereof at any time provided that (i) to the extent required by section 162(m) of the Code, no Grant that is intended to comply with section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Grant, unless and until the Company’s stockholders approve such amendment in the manner required by section 162(m); and (ii) if shares of the Company’s capital stock are listed on the Exchange, no amendment that would require stockholder approval under the rules of the Exchange may be made effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to this Plan adopted in accordance with this Section 15(a) shall apply to, and be binding on the holders of, all Grants outstanding under this Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Grantees under this Plan. No Grant shall be made that is conditioned upon stockholder approval of any amendment to this Plan unless the Grant provides that (i) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (ii) it may not be exercised or settled (or otherwise result in the issuance of Company Stock) prior to such stockholder approval.

(b)            Termination of This Plan. This Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless this Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

(c)            Termination and Amendment of Outstanding Grants. The Board may amend, modify or terminate any outstanding Grant, including but not limited to substituting therefor another Grant of the same or a different type, changing the date of exercise or realization, and/or converting an Incentive Stock Option into a Nonqualified Stock Option. A termination or amendment of this Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Board acts under Section 21(b). The termination of this Plan shall not impair the power and authority of the Board with respect to an outstanding Grant. The Board may at any time provide that any Grant shall become immediately exercisable in whole or in part, free of some or all restrictions or conditions, or otherwise realizable in whole or in part, as the case may be.

(d)            Governing Document. This Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend this Plan in any manner. This Plan shall be binding upon and enforceable against the Company and its successors and assigns.

16.            Funding of This Plan. This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan.

17.            Rights of Participants. Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Employer or any other employment rights.

18.            No Fractional Shares. No fractional shares of Company Stock shall be issued or delivered pursuant to this Plan or any Grant. The Board shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

19.            Headings. Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

20.            Effective Date of This Plan. This Plan shall be effective on the date on which this Plan is approved by the Company’s stockholders.

21.            Miscellaneous.

(a)            Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Board to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Board may make a Grant to an employee, director or advisor of another corporation who becomes an Employee, Non-Employee Director or Key Advisor by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company, the Parent or any of their subsidiaries in substitution for a stock option or stock award grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by this Plan and from those of the substituted stock incentives. The Board shall prescribe the provisions of the substitute grants.

(b)            Compliance with Law. This Plan, the exercise of Options and the obligations of the Company to issue shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that this Plan and all transactions under this Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act and section 162(m) of the Code. It is the intent of the Company that this Plan and applicable Grants under this Plan comply with the applicable provisions of section 422 of the Code and that, to the extent applicable, Grants made under this Plan comply with the requirements of section 409A of the Code and the regulations thereunder. To the extent that any legal requirement set forth in this Plan ceases to be required under applicable law, the Board may determine that such Plan provision shall cease to apply. The Board may revoke any Grant if it is contrary to law or modify a Grant or this Plan to bring the Grant or this Plan into compliance with any applicable law or regulation.

(c)            Employees Subject to Taxation Outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, the Board may make Grants on such terms and conditions as the Board deems appropriate to comply with the laws of the applicable countries, and the Board may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

(d)            Governing Law. The validity, construction, interpretation and effect of this Plan and Grant Instruments issued under this Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

ANNOVIS BIO, INC. Annual Meeting of Stockholders June 12, 2024 at 10:00 AM EDT This Proxy is solicited on behalf of the Board of Directors of Annovis Bio, Inc. The stockholder(s) hereby appoint(s) Michael Hoffman, Maria Maccecchini, Claudine Bruck, Reid McCarthy and Mark White, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Annovis Bio, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT on June 12, 2024 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://www.viewproxy.com/AnnovisBio/2024 by 11:59 PM EDT on June 10, 2024. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting - What do I need to do to attend the Annual Meeting virtually?”. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDEPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at http://www.viewproxy.com/AnnovisBio/2024

The Board of Directors recommends you vote FOR each of the following nominees for director: Please mark your votes like this The Board of Directors recommends you vote FOR the following proposals: FOR AGAINST ABSTAIN1. Election of Directors Nominees: 01 Michael Hoffman 02 Maria MaccecchiniFOR WITHHOLD □ □ □ □ □ □2. Approval of an amendment to the Company’s 2019 Equity Incentive Plan. 3. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.□ □ □ □ □ □03 Claudine Bruck □ □ 04 Reid McCarthy □ □ 05 Mark WhiteNOTE: IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENTS THEREOF.Date:Signature□ Change of Address — Please print new address belowSignature (if held jointly) NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.VIRTUAL CONTROL NUMBERPLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a stockholder of Annovis Bio, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 PM EDT on June 11, 2024. As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com/AnnovisBio/2024 using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on June 10, 2024. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement in the section titled “Questions and Answers About the Proxy Materials and Our Annual Meeting - What do I need to do to attend the Annual Meeting virtually?”.VIRTUAL CONTROL NUMBERPROXY VOTING INSTRUCTIONS Please have your 11-digit Virtual Control Number ready when voting by Internet or telephone(INTERNET Vote Your Shares on the Internet: Go to www.AALVote.com/ANVS Have your proxy card available when you access the above website. Follow the prompts to vote your shares.TELEPHONE Vote Your Shares by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your Shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.MAIL Vote Your Shares by Mail:Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.